Exhibit 99.1

November 2021

This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between MDH Acquisition Corp. (“MDH”), Olive Ventures Holdings, Inc. (“PubCo”) and OP Group Holdings, LLC (“OP Group” and, together with OP Group’s subsidiaries and PubCo, the “Company”). The information contained herein does not purport to be all-inclusive and none of MDH, the Company or their respective affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. This Presentation has been prepared by MDH and the Company and MDH and the Company are solely responsible for its contents. Only those particular representations and warranties that may be made by the Company and/or MDH in a definitive written agreement, when and if one is executed, and subject to such limitations and restrictions as may be specified in such agreement, shall have any legal effect. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein neither the Company nor MDH makes any representation or warranty with respect to the accuracy of such information. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of MDH, the Company or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. Forward-Looking Statements Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or MDH’s or the Company’s future financial or operating performance. For example, projections of future Adjusted EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by MDH and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against MDH, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of MDH, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability of the Company to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in MDH’s periodic filings with the SEC, including MDH’s final prospectus relating to its initial public offering dated February 1, 2021 and in the Form S-4 (as defined below). Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither MDH nor the Company undertakes any duty to update these forward-looking statements. Use of Projections This Presentation contains financial forecasts with respect to the Company’s projected financial results, including Revenue and Adjusted EBITDA, for the Company's fiscal years 2021 through 2024. The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. All projections and estimates included in this presentation are approximations. This includes annualized information where the results from a month are converted to a full year even though such monthly results may not be indicative of the results the Company would achieve for a full year. Disclaimer

Disclaimer (continued) Financial Information; Non-GAAP Financial Measures Certain of the financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. In addition, this Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Net Premium, EBITDA, Adjusted EBITDA, Adjusted Gross Profit and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation or to page 30 of this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Industry and Market Data In this Presentation, MDH and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither MDH nor the Company has independently verified the accuracy or completeness of any such third-party information. Important Information About the Proposed Transaction and Where to Find It In connection with the Business Combination, PubCo filed a registration statement on Form S-4 (File No. 333-258688) (the "Form S-4") with the Securities and Exchange Commission (the "SEC"). The Form S-4 includes a proxy statement of MDH and a prospectus of PubCo. Additionally, MDH and PubCo filed and will file other relevant materials with the SEC in connection with the business combination. Security holders of MDH are urged to read the proxy statement/prospectus and the other relevant materials before making any voting decision with respect to the proposed business combination because they contain important information about the business combination and the parties to the business combination. Copies may be obtained free of charge at the SEC's website at www.sec.gov or by direction a written request to MDH Acquisition Corp., 600 N. Carroll Ave., Suite 100, Southlake, TX 76092. The information contained on, or that may be accessed through, the websites referenced in this Presentation is not incorporated by references into, and is not a part of, this Presentation. Participants in the Solicitation MDH and its directors and executive officers may be deemed participants in the solicitation of proxies from MDH’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in MDH is contained in MDH’s final prospectus related to its initial public offering dated February 1, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to MDH Acquisition Corp., 600 N. Carroll Ave., Suite 100, Southlake, TX 76092. Additional information regarding the interests of such participants is set forth in the proxy statement/prospectus for the proposed Business Combination. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of MDH in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is set forth in the proxy statement/prospectus for the proposed Business Combination. No Offer or Solicitation This Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

4 Today’s Presenters Franklin McLarty Executive Chairman, MDH Acquisition Corp. Rebecca Howard Founder & CEO Justin Thomas President & COO Armon Withey Chief Financial Officer

5 Where We’ve Been Headquartered in Chicago, IL 180+ Employees 2 Segments: Digital Platform Payment Services 2006 Founded by Rebecca Howard Defined Payment Plan Space For Affordable Vehicle Protection Plans Expanding its services with a mission to be the premiere provider of services to the direct-to-consumer vehicle (and other!) protection plan market 2006 - 2014 Business expands with top tier investors 2020 Digital Platform launched 2021 Payment Services: all US states and Canadian Provinces Digital Platform: all US states except FL, launching in all Canadian Provinces except Quebec 2017 Leading provider of Payment Services after a strategic merger

• Digital end-to-end distribution of vehicle protection plans • Strong B2B pipeline, expanding on the partnerships with 2 top 5 Global OEMs • 171% growth in revenue 1H 2021 over 2H 2020 MODERNIZING & EXPANDING the market for vehicle protection plans through industry leading payment services and digital platform growth engine • 15-year history of highly profitable payment services platform with $11.6B+ in originations since inception • Technology bellwether in the marketplace Over ~87M Vehicles in product sweet spot(1) $260B Total addressable market(1) Note: The above financial statements and projections are based on the Company’s unaudited internal financial reports and Management’s estimates. (1) Estimates based on public data and Company estimates. Please see pages 9 and 10 of this Presentation for more information. Technology platform driving organic growth and acquisitions in an under- penetrated and fragmented market

7 Paul Sherman Chief Marketing Officer • 20 years of experience • Former Head of Marketing for Camping World Holdings Brett Beckerman Chief Information Officer • 33 years of experience • Former experience at Dovenmuehle Mortgage, Hub Group and Lending Solutions Michael Wymard Chief Product Officer • 18 years of experience • Co-Founder of multiple financial technology companies and previously head of automotive product at Assurant and The Warranty Group Peter Dupre Chief Technology Officer • 35 years of experience • Former C-level executive for private and public companies and has launched multiple start-ups in the technology space Christine Galatte EVP of Customer Success • 31 years of experience • Former Director of Bank Ops. and Payment Strategy for Discover Financial Services Kevin Hovis General Counsel • 21 years of experience • Former General Counsel for the Illinois Governor’s Office of Management and Budget Rebecca Howard Founder & CEO • 22 years of experience • Founded PayLink in 2006 • Formerly led the Vehicle Service Contract Division of Mepco Finance Corporation Justin Thomas President & COO • 18 years of experience • Formerly President of Assurant, Global Financial Services and U.S. Automotive National Accounts • Previously an EVP for The Warranty Group, North American Specialty Solutions Founder-led Team with Deep Sector Knowledge and Vision Armon Withey CFO • 26 years of experience • Former experience at Level 3 Communications and Looking Glass Networks

8 Transaction Summary Allows to continue to transform the vehicle protection plan industry Capital to accelerate growth via organic expansion through B2B and B2C channels and acquisitions Fortress & Milestone Partners are rolling 100% of common equity into the combined company SPAC sponsor shares are structured to create long term alignment Old Republic Insurance and Ally Financial Inc. join as strategic partners Transaction implies a pro forma enterprise value of approx. $960M .. 3.3x 2023E Revenue and 1.8x 2024E Revenue .. 15.9x 2023E Adjusted EBITDA and 5.8x 2024E Adjusted EBITDA Note: The Company’s 2023E and 2024E financials represent the Company’s projections based on the Company’s unaudited internal financial reports and Management’s estimates. Please see the Glossary of Select Terms for a definition of Adjusted EBITDA and the corresponding reconciliation on page 30 of this Presentation.

Expanding Demand and Need

Longer Ownership

Elongated ownership (average nearly 7 years) and new and pre-owned change in ownership growth has accelerated

Higher Vehicle Repair Costs

Maintenance and repair costs (~$1,200 annually on average)[1] on the rise due to more expensive parts

Longer Vehicle Lives

Increasing avg. vehicle life, now ~12 years, leading to more end-of-warranty plans

Significant percentage of U.S. adults burdened by unforeseen expenses


~33%

Percentage of U.S. adults who cannot pay a $500 to $600 repair bill without taking on debt[2]


>60%

Percentage of U.S. adults who would have difficulty covering a $1,000 expense[3]

Expanding Vehicles in Operation[4]

(in millions)


2020
281.4
2019
279.6
2018
275.3
2017
271.4
2016
266.0

Note: (1) Based on a $0.09 per mile cost for "Maintenance, Repair & Tires" per AAA, multiplied by the average miles driven per person in the U.S. per year (13,500), per the U.S. Department of Transportation; (2) According to a survey conducted by AAA (2017); (3) Per Bankrate.com. Defined as being able to cover a $1,000 expense from cash or savings; and (4) Per Experian Market Trends Review Q4 2020. Sources: AAA, Bankrate.com, Experian, IHS Markit and U.S. Department of Transportation.

olive.com

10 ~87M Vehicles in “sweet spot” Significant Addressable Market 6 - 12 Years Old 31% 13+ Years Old 41% ≤ 5 Years Old 28% ~$260B(2) Current "sweet spot" Note: (1) Assumes 280M total vehicles on the road in the U.S. remains constant. Percentage of vehicles within each model year age band are rounded estimates per Experian and as of Q3 2020; (2) Assumes an average retail vehicle protection plan cost of $3,000 per customer; and (3) Per Company survey of 248 B2C consumers as of 4/6/2021. Sources: Experian and Company estimates. ~280M Vehicles in operation(1) ~87M Vehicles .. . . plus broadening product offering to newer and older vehicles, expanding the addressable market • “Sweet spot” of ~87M cars is underpenetrated • is addressing the underpenetration: Unique, superior digital product offering • Our data shows of customers are first time purchasers(3) • Broadening addressable market over time with products for newer and older vehicles 59%

olive.com is Uniquely Positioned to Capture Market Share

Scaling Rapidly in an Under-penetrated Market

- The online leader for mechanical breakdown coverage™
- ~1,000 people per day start online quotes

PayLink is a Market Leader in its Segment

- $11.6B+ originations since inception
- Scalable technology to support organic growth, acquisitions and predictive analytics

Digital Platform Serves both OEM and B2C Channels

- Growing B2B distribution in partnership with two top 5 global OEMs and an active pipeline
- Trusted B2C Brand

Attractive Payment Services Business Model

- High-margin Payment Services business with 2020 Adjusted EBITDA of $41M, 65% margin
- No insurance claims or purchaser credit risk

Large, Fragmented Market

- Large market, favorable industry dynamics
- Fragmented market providing opportunity for acquisitions to accelerate growth

High-Margin, High-Growth

- 2024E Adjusted EBITDA of $164M and Adjusted EBITDA margin of 31%
- 2020-2024E Revenue CAGR of 69%

11

Note: The above financial statements and projections are based on the Company's unaudited internal financial reports and Management's estimates. The above figures include non-GAAP financial measures, including but not limited to Adjusted EBITDA.

olive.com

12 MDH Investment Criteria • Seasoned management team • Attractive end-market trends • Businesses operating in heartland of the U.S. • Strong track record • Benefit from being publicly traded MDH is the Natural Partner for Is a Natural Fit • Founder-led since inception in 2006 • Recognized industry leader disrupting the delivery of vehicle protection plans • Chicago, HQ; products serving middle America • Proven history of resilient revenue and earnings • Access to capital enables investment in Digital Platform to fuel growth Franklin McLarty Executive Chairman, MDH(1) Note: (1) In addition to being the current Executive Chairman of MDH Acquisition Corp., Franklin has been asked to be Chairman of Olive.com post-transaction. Sponsor contributed 100% of the at-risk capital Sponsor earnout structure ensures strong incentive alignment Decades of diverse experience in building successful businesses Strong track record of creating shareholder value MDH Acquisition Corp. (“MDH”) has a proven track record in the transportation, financial services and technology industries

Overview

olive.com

Technology is in our DNA

PAYMENT PROCESSING

Payment processing technology platform

Highly Scalable
Processes ~4 million payments annually and is highly scalable

Predictive Analytics
PayLink Direct uses historical purchaser cancellation data to develop models to accurately predict cancellation trends

CONSUMER PORTAL

Consumer facing payment platform

Manage to industry leading SLAs

Over 8K
Monthly emails serviced

35,000+
Calls answered monthly

B2B

Ability to rapidly onboard OEM and Affinity partners

Fully white-labeled solution allows partners' customers to . . .

- Get a Quote
- Purchase
- Finance
- Manage

B2C

Ability to meet each consumer's customized needs for coverage

The online leader for mechanical breakdown coverage™



Bobby, here's your recommended plan.
Standard Plus
$33.25
Ultimate
$44.93
Standard
$17.97

olive.com

14

olive.com

15 High-Margin, High-Growth Segments TECHNOLOGY-DRIVEN GROWTH ENGINE MARKET LEADING HIGH-MARGIN BUSINESS Note: The above financial statements and projections are based on the Company’s unaudited internal financial reports and Management’s estimates.. The above figures include non-GAAP financial measures, including but not limited to Adjusted EBITDA. (1) Please see Glossary of Select Terms for a definition of Annualized Net Premium; (2) As of June 30, 2021: and (3) Per Company survey of 248 consumers as of 4/6/2021. Payment plans originated since inception - all 50 states and Canada(2) 2020 Payment plan originations 2020 Adjusted EBITDA Takes no consumer credit or vehicle protection plan claims risk Payments processed annually through Originations since inception(2) Years of vehicle protection plan data Revenue Growth 1H 2021 vs. 2H 2020 1H 2021 Annualized Net Premium(1) Takes no consumer credit or vehicle protection plan claims risk Top 5 OEM clients won and launched in 2020 Recommend after purchasing(3) Google reviews Percentage of customers that have never purchased a vehicle protection plan(3)

olive.com Digital Platform

B2B — OEM, Affinity & Powered by Olive

- Ability to quickly and seamlessly onboard B2B clients
- Two current global top 5 automotive OEMs
- Active pipeline; step-function growth as additional OEM and Affinity partners added to the platform
- Launched insurance agent distribution POWERED BY olive

B2C — The online leader for mechanical breakdown coverage™

- Differentiated product: Fixed monthly price, no wait period, no annual mileage limits, transparent pricing online and simple coverage term[1]
- Strong momentum from organic, SEO and halo branding initiatives
- Digital first, marketing team with experience and detailed plan to deploy growth capital

Robust Growth . . .

Revenue ($M)



$0.4
$6.0
$2.6
$13.5
1H 2020
1H 2021
2020A
2021E

. . . Solid Initial Results

- Y/Y, quote completes up 244%
- Q3 '21 vs Q3 '20 quote starts are up 378%
- Organic traffic in Q3 '21 vs Q3 '20 up 2400%;
  - 1,600 users per day visiting olive.com organically

16

Note: The above financial statements and projections are based on the Company's unaudited internal financial reports and Management's estimates. Please see the Glossary of Select Terms for a definition of Net Premium.
Note: (1) Based on the Company's observations of the market, it is not aware of other companies having the combination of these features.

olive.com

17 How It Works Dedicated Coverage Advocates Focused on the customer experience and the right fit. Omni-Channel Marketing Creating seamless, memorable experiences to connect with customers. Sophisticated Reporting Centralized data warehouse and cutting-edge analytics software turns raw data into insight and action. Enhanced Digital Capabilities Focused on user-driven experiences that enhance your brand. Strong Response & Conversation Rates AI and Machine Learning deliver the right message, to the right prospect, at the right time to drive conversion. Data Security Safeguarding from unauthorized access protecting brand reputation. PARTNERSHIP THAT DRIVES LOYALTY

Accelerating Growth via Acquisitions

"Best of the best approach"

Accretive Opportunities

Across the Value Chain in Fragmented Industry

B2C and B2B Distribution

- Quick and seamless onboard firms with existing distribution to the platform

Payment Processing

- Fragmented market lacking scale and technology

Natural Adjacencies

- Home warranty payments and additional olive Grove products

Technology Platform

Enabler for Acquisitions

Scalable platform = Efficient integration of new capabilities and personnel

HISTORY EXECUTING M&A

Omnisure (2017): Created a leading VSC payment plan provider by merging with largest competitor

Tri-Star (2019): Added agency capability to distribute products

3 Opportunities In-Play:

M&A Thesis in Action

Expand OEM Footprint and Services

- Signed purchase agreement with Budco, a provider of payment services with **key OEM partnerships**. Over 72k originations totaling $195M in 2020 ✓

Breadth, Depth and Tech Expansion

- B2B/B2C digital platform with omni-channel marketing expertise and efficient CAC (LOI)
- Vehicle protection plan digital platform with complementary technology (LOI)

olive.com

19 Technology platform allows for efficiencies following acquisitions Proven M&A capabilities Actionable Real-time opportunities 15-year track record of growth and innovation Distribution opportunities to accelerate continued growth and profitability Sales and marketing engine delivers the right product at the right time in a transparent manner Expanding consumer product categories and engagement through the live Grove Deeper in vehicle protection: Broadening model year eligibility and additional coverages Meaningful B2B Distribution Opportunities Built for Growth in $260B+ Market PAYMENT SERVICES DIGITAL PLATFORM Acquisition Opportunities

Financial Overview

21 Historical Results 2020A 1H 2020A 1H 2021A 1H ’20 v. 1H ‘21 Growth % Payment Services Revenue 62.3 30.1 33.1 9.8% Digital Platform Revenue 2.6 0.4 6.0 1,325.1% Total Revenue $64.9 $30.5 $39.0 27.9% # of Originations (000s) 344.5 169.3 202.7 19.7% Originations Amount ($) $1,098.9 $539.4 $648.9 20.3% Payment Services: Adjusted EBITDA $40.6 $19.3 $20.2 4.9% Adjusted EBITDA % 65.3% 64.1% 61.2% Digital Platform: Net Premium $8.4 $0.8 $26.2 3,013.0% Digital Platform: Adjusted Gross Profit ($0.5) ($0.5) $1.6 ($M, unless otherwise noted) Note: 2020A financials are based on the Company’s PCAOB standard audited financial statements for the year ended December 31, 2020. 1H 2020A and 1H 2020A are based on the Company’s unaudited financial statements for the quarter ended June 30, 2021. These figures may not include all adjustments required by GAAP.

22 $62.3 $66.8 $78.5 $103.7 $147.0 $2.6 $13.5 $59.0 $187.3 $376.8 $64.9 $80.2 $137.6 $291.1 $523.8 2020A 2021E 2022E 2023E 2024E Payment Services Digital Platform Total Revenue ($M) Outlook Note: 2020A financials are based on the Company’s PCAOB standard audited financial statements for the year ended December 31, 2020. The above forward-looking financial statements and projections are based on the Company’s unaudited internal financial reports and Management’s estimates. These figures may not include all adjustments required by GAAP. 24% 71% 112% YoY Revenue Growth % 80%

Building Blocks of Potential Growth Trajectory

Growth from the Digital Platform fuels originations and revenue growth for the Payment Services segment

Digital Platform and Payment Services Combined Annual Revenue

2020A — $64.9M

Continue Core Execution and Introduce *olive*

- Foundation built on profitable Payment Services baseline
- Launch ***olive*** April, first OEM in September and second OEM December

2021E — $80.2M

First Full Year of *olive* and OEMs

- Payment Services growth fueled by ***olive*** growth
- Full year impact for ***olive*** and both OEMs

2022E — $137.6M

Growth Capital and Acquisitions

- ***olive*** growth fueled by growth capital
- Three potential acquisitions
- Powered by ***olive*** & new B2B programs

2023E — $291.1M

Continued Entrenchment and Scaling

- Continued growth in ***olive***
- new B2B programs

2024E — $523.8M

Marketing Services Expansion

- Continued growth of ***olive***
- new B2B program

olive.com

23

Note: 2020A financials are based on the Company's PCAOB standard audited financial statements for the year ended December 31, 2020. The above forward-looking financial statements and projections are based on the Company's unaudited internal financial reports and Management's estimates. These figures may not include all adjustments required by GAAP.

olive.com

24 Robust Margins, Complemented by New Expansion Engine First Mover Digital Platform Trusted B2C Brand Well-Known B2B Partners Unique Ability to Capture Market Share Note: The above forward-looking financial statements and projections are based on the Company’s unaudited internal financial reports, applying certain assumptions and Management’s estimates. The above figures include non-GAAP financial measures, including but not limited to Adjusted EBITDA and Adj. Gross Profit. (1) Represents total company revenue and Adjusted EBITDA PAYLINK / 2022E $138M $19M 2023E $291M $61M 2024E $524M $164 DIGITAL PLATFORM 2022E $59M Revenue $29M Adj. Gross Profit 2023E $187M Revenue $135M Adj. Gross Profit 2024E $377M Revenue $299M Adj. Gross Profit Revenue Adj. EBITDA Revenue Adj. EBITDA Revenue Adj. EBITDA (1) Established Payment Services Business 2020A $40.6 Adj. EBITDA 65.3% Adj. EBITDA Margin

Appendix

26 What is Mechanical Breakdown Coverage? Mechanical breakdown coverage protects you from letting a breakdown become a budget meltdown. Covers cost of parts, labor and repairs from mechanical failures for autos, pick-up trucks and SUVs Recognized and accepted by RepairPal, ASE certified dealers, repair facilities in all 50 states and Canada Available in 49 states (FL and Canada coming soon)

Market Overview

BENEFITS YOU WANT	THE OLIVE.COM APPROACH	THE OLD APPROACH
Price-Lock Guarantee	Your monthly price will never go up during your term and you can cancel anytime	Your rate can change any time, monthly coverage plans include cancelation fees or penalties
Spam-Free Guarantee	Unless you requested a quote from us, we will never call you. No robocalling. Period.	Robocallers call you multiple times per day and bully you until you buy
Do It All Online	You're able to quote, buy, and manage your coverage and claims 100% online	Limited online offerings and call center calls required for claims and customer service
No-Haggle Pricing	Fully transparent pricing and 3 coverage options to customize your plan to fit your budget	Limited choices with subpar coverage. Price discounts result in downgraded coverage
No-Pressure Guarantee	We don't have a sales team; we have Coverage Advocates to assist you and answer your questions	High-pressure tactics that feel like you have no options
You're in the Driver's Seat	Buy how you want to buy: online or over the phone, pick your repair facility, & choose your deductible	Phone only sales process. Limited network of service centers. High deductibles and fees
Doing Good	olive.com Donates to Premiums4Good with every plan sold to fund education, sustainable energy, and more	Focused on short term profits

27

olive.com

4.7+ average rating across review platforms 97% customers would recommend olive to friends and family (1) 59% are first time buyers of extended coverage (1) olive.com is focused on reputation and consumer satisfaction Reputation (1) Per Company survey of 248 consumers as of 4/6/2021.

29 Summary Income Statement and Non-GAAP Measures Note: 2020A financials are based on the Company’s PCAOB standard audited financial statements for the year ended December 31, 2020. The above forward-looking financial information and all projections are based on the Company’s unaudited internal financial reports and Management’s estimates. The above financial statements and projections may not include all adjustments required by GAAP. Please see the corresponding reconciliation for Operating Expenses (Adjusted) and Adjusted EBITDA on page 30 of this Presentation. 2020A 2021E 2022E 2023E 2024E ($M) Payment Services Revenue 62.3 66.8 78.5 103.7 147.0 Digital Platform Revenue 2.6 13.5 59.0 187.3 376.8 Total Revenue $64.9 $80.2 $137.6 $291.1 $523.8 Growth % (9.7%) 23.6% 71.5% 111.6% 80.0% Operating Expenses (Adjusted) $29.3 $60.5 $118.4 $230.6 $359.7 Total Adjusted EBITDA $35.5 $19.7 $19.1 $60.5 $164.2 Margin % 54.8% 24.5% 13.9% 20.8% 31.3%

Adjusted EBITDA, Adjusted Gross Profit (Loss) and Operating Expenses (Adjusted): Non-GAAP Reconciliation

	2020A	2021E	2022E	2023E	2024E
GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA					
Net Income (Loss)	**$13.5**	**($1.1)**[1]	**($1.7)**	**$32.4**	**$120.6**
Plus: Interest Expense	13.7	12.2	11.7	19.1	35.3
Plus: Income Tax Provision[2]	0.2	0.3	0.2	0.2	0.2
Plus: Depreciation and Amortization	8.1	8.3	8.9	8.8	8.1
EBITDA	**$35.5**	**$19.7**	**$19.1**	**$60.5**	**$164.2**
Plus: Equity-Based Compensation	0.1	-	-	-	-
Adjusted EBITDA	**$35.5**	**$19.7**	**$19.1**	**$60.5**	**$164.2**

	2020A	2021E	2022E	2023E	2024E
Digital Platform - GAAP Commission Income (Revenue) to Adjusted Gross Profit (Loss)					
Commission Income (Revenue) - Digital Platform	**$2.6**	**$13.5**	**$59.0**	**$187.3**	**$376.8**
Less: Direct Costs[3]	3.1	10.6	29.8	52.7	77.6
Less: Depreciation and Amortization	0.2	0.5	0.7	0.8	0.7
Gross Profit (Loss) - Digital Platform	**($0.6)**	**$2.3**	**$28.5**	**$133.8**	**$298.5**
Plus: Depreciation and Amortization	0.2	0.5	0.7	0.8	0.7
Adjusted Gross Profit (Loss) - Digital Platform	**($0.5)**	**$2.8**	**$29.3**	**$134.6**	**$299.2**

	2020A	2021E	2022E	2023E	2024E
GAAP Total Operating Expenses to Operating Expenses (Adjusted)					
Total Operating Expenses	**$37.5**	**$68.9**	**$127.3**	**$239.4**	**$367.7**
Less: Depreciation and Amortization	(8.1)	(8.3)	(8.9)	(8.8)	(8.1)
Less: Equity-Based Compensation	(0.1)	-	-	-	-
Operating Expenses (Adjusted)	**$29.3**	**$60.5**	**$118.4**	**$230.6**	**$359.7**

30

Note: 2020A financials are based on the Company's PCAOB standard audited financial statements for the year ended December 31, 2020. The above forward-looking financial information and all projections are based on the Company's unaudited internal financial reports and Management's estimates. The above financial statements and projections may not include all adjustments required by GAAP. (1) 2021E Net Income excludes transaction costs related to the business combination; (2) The Company is currently a pass through entity for tax purposes and has therefore not paid federal or state income taxes; post-business combination the Company is expected to pay taxes and we expect future potential taxes to materially affect the estimated net income and: (3) Includes direct compensation expense, software licensing expense, and other direct costs.

olive.com

31 Glossary of Select Key Terms Term Definition Adjusted EBITDA . Earnings before interest, taxes, depreciation and amortization and certain adjustments. Please see page 30 for a reconciliation of GAAP net income to EBITDA and Adjusted EBITDA for the Company Adjusted Gross Profit .. Revenue, minus operating expenses, excluding marketing related expenses. Please see page 30 for a reconciliation of GAAP revenue to Adjusted Gross Profit for the Digital Platform business EBITDA . Net Earning (loss) before interest, taxes, depreciation and amortization Net Premium . Total premiums (received or to be received) as generated from the Company's Digital Platform business, in the month of sale, net estimated cancellations Annualized Net Premium .. Annualized Net Premium shown on page 15 is calculated as Net Premium for the first six months of the year multiplied by two Originations . Vehicle and other consumer protection payment plan contracts

32 Summary of Risks Certain Risks Related to OP Group Holdings, LLC • You should carefully consider all the following risk factors, together with all of the other publically available information, including the financial information, before deciding how to invest. • The value of your investment following the completion of the Business Combination will be subject to significant risks affecting, among other things, PubCo and OP Group’s business, financial condition and results of operations. If any of the events described below occur, PubCo’s post-Business Combination business and financial results of PubCo and its subsidiaries could be adversely affected in material respects. This could result in a decline, which may be significant, in the trading price of PubCo’s securities and you therefore may lose all or part of your investment. The risk factors described below are not necessarily exhaustive and you are encouraged to perform your own investigation with respect to the businesses of MDH and OP Group. • Unless the context otherwise requires, all references in this section to the “Company,” “we,” “us” or “our” refer to the business of OP Group prior to the Closing, which will be the business of PubCo and its subsidiaries following the Closing. • The list below is qualified in its entirety by disclosures contained in future filings by the Company, or by third parties (including MDH Acquisition Corp.) with respect to the Company, with the United States Securities and Exchange Commission (“SEC”). These risks speak only as of the date of this presentation and we make no commitment to update such disclosure. The risks highlighted in future filings with the SEC may differ significantly from and will be more extensive than those presented below. .. Risks related to the Business Combination, including that: • Sponsor has agreed to vote in favor of the Business Combination Proposal described in this proxy statement/prospectus, regardless of how the Public Stockholders vote. • MDH and Op Group’s directors have interests that are different from, or in addition to (and which may conflict with), the interests of the Public Stockholders. • The announcement of the proposed Business Combination could disrupt OP Group’s business. • MDH has not obtained a third-party opinion in determining whether to pursue the Business Combination. • The unaudited pro forma financial information may not be representative of PubCo’s results if the Business Combination is completed. • During the pendency of the Business Combination, MDH will not be able to enter into a business combination with another party because of restrictions in the Business Combination Agreement. Furthermore, certain provisions of the Business Combination Agreement will discourage third parties from submitting alternative takeover proposals, including proposals that may be superior to the arrangements contemplated by the Business Combination Agreement. • The Proposed PubCo Charter will not limit the ability of Sponsor or its affiliates to compete with us. Risks related to the redemption, including that: • The ability of the Public Stockholders to exercise Redemption Rights with respect to Public Shares may prevent MDH from completing the Business Combination or optimizing its capital structure. • If a Public Stockholder fails to receive notice of MDH’s offer to redeem Public Shares in connection with the Business Combination, or fails to comply with the procedures for tendering its Public Shares, such shares may not be redeemed. • There is no guarantee that a Public Stockholder’s decision whether to redeem its Public Shares will put the Public Stockholder in a better future economic position. Risks if the Business Combination is not consummated, including that: • If the conditions to the Business Combination Agreement are not met, the Business Combination may not occur. • If MDH is unable to complete an initial business combination within 24 months from the closing of the IPO, unless otherwise extended, MDH will cease all operations except for the purpose of winding up and it would redeem the Public Shares and liquidate. • You have limited rights or interests in funds in the Trust Account. To liquidate your investment, therefore, you may be forced to sell your Public Shares or MDH Public Warrants, potentially at a loss.

33 Summary of Risks (continued) Risks related to our organizational structure after the Business Combination, including that: • PubCo will be a holding company and its only material asset after completion of the Business Combination will be its interest in its subsidiaries. • Entities affiliated with CF OMS and Blocker Owner will beneficially own, in the aggregate, approximately 73.8% of outstanding PubCo Common Stock upon completion of the Business Combination, and these stockholders may have strategic interests that differ from PubCo’s interests and from those of PubCo’s other stockholders. Risks related to OP Group’s business and industry, including that: • OP Group has identified material weaknesses in its internal control over financial reporting and may identify additional material weaknesses in the future or fail to maintain an effective system of internal control over financial reporting. • OP Group’s success and its ability to grow its business depend on retaining and expanding its customer base. • OP Group may be unable to maintain and enhance its Olive brand and reputation. • OP Group has a limited operating history for its Digital Platform. • OP Group may not be able to continue to grow its Digital Platform business rapidly. • Changes in insurance, consumer protection and related regulations may adversely affect OP Group’s business. • OP Group’s proprietary data analytics algorithms may not operate properly or as we expect them to. • Security incidents or real or perceived errors, failures or bugs in its systems or Olive website could impair its business. Risks Related to Being a Public Company • PubCo’s management team has limited experience managing a public company. • PubCo’s internal controls over financial reporting may not be effective and our independent registered public accounting firm may not be able to certify as to their effectiveness. • PubCo may amend the terms of the PubCo Public Warrants in a manner that may be adverse to holders of such PubCo Public Warrants with the approval by the holders of at least 50% of the then outstanding PubCo Public Warrants. Your unexpired PubCo Public Warrants may be redeemed prior to their exercise at a time that is disadvantageous to you, thereby making your PubCo Public Warrants worthless.

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